EXHIBIT 99.2

GSAA 2004-7 AF4 CDR Breakeven Table

Assumptions:

               100% PPC
               Triggers active day one
               50% Severities
               12 mths to recovery
               Libor as indicated
               To maturity

       Period         Fwd 1 mth (%)

             1                1.57375
             2                1.69424
             3                1.81605
             4                1.92335
             5                2.00347
             6                 2.0916
             7                2.18896
             8                2.29008
             9                2.39027
            10                2.50016
            11                2.60958
            12                 2.7119
            13                2.81517
            14                2.90845
            15                3.00392
            16                3.09897
            17                3.22453
            18                 3.2818
            19                3.37037
            20                3.45493
            21                3.53844
            22                3.61361
            23                3.67863
            24                3.74096
            25                3.79663
            26                3.84663
            27                3.90624
            28                3.96059
            29                4.01238
            30                4.06461
            31                4.11073
            32                4.15431
            33                4.19651
            34                4.23714
            35                4.27476
            36                4.31195
            37                4.35416
            38                4.40397
            39                4.45512
            40                4.49999
            41                4.54315
            42                4.58514
            43                4.62274
            44                 4.6591
            45                4.69354
            46                4.72461
            47                4.75304
            48                4.77979
            49                4.81404
            50                4.85772
            51                4.89571
            52                 4.9303
            53                4.96545
            54                4.99713
            55                5.02455
            56                5.05439
            57                5.07693
            58                5.09997
            59                5.12147
            60                5.13853
            61                5.16352
            62                5.19582
            63                5.22457
            64                5.25047
            65                5.27618
            66                5.30007
            67                5.31987
            68                5.34095
            69                 5.3578
            70                 5.3745
            71                5.38905
            72                 5.4011
            73                5.42032
            74                5.44123
            75                5.46256
            76                5.48242
            77                5.49952
            78                5.51702
            79                5.53091
            80                5.54609
            81                5.55877
            82                 5.5722
            83                5.58049
            84                5.59062
            85                5.60199
            86                5.61358
            87                5.62926
            88                5.64003
            89                 5.6536
            90                5.66886
            91                5.68026
            92                5.69425
            93                5.70793
            94                5.72243
            95                5.73617
            96                5.75236
            97                 5.7673
            98                 5.7852
            99                5.80389
           100                5.81702
           101                5.83214
           102                5.84526
           103                 5.8551
           104                5.86657
           105                5.87645
           106                5.88283
           107                5.88963
           108                5.89595
           109                5.90237
           110                5.91234
           111                5.92332
           112                5.93141
           113                5.94278
           114                5.94993
           115                5.95755
           116                5.96715
           117                5.97539
           118                5.98272
           119                5.99012
           120                5.99786
           121                6.00574
           122                 6.0156
           123                6.02212
           124                6.03006
           125                6.03987
           126                6.04725
           127                6.05403
           128                6.06474
           129                6.07031
           130                6.07964
           131                6.08845
           132                6.09488
           133                6.10268
           134                6.10975
           135                6.11585
           136                6.12275
           137                6.13199
           138                6.14113
           139                6.14958
           140                6.16078
           141                6.17122
           142                6.18485
           143                 6.1945
           144                6.20866
           145                6.22448
           146                 6.2381
           147                6.25508
           148                6.26449
           149                6.27613
           150                6.28783
           151                6.29347
           152                 6.3006
           153                6.30671
           154                6.31228
           155                6.31366
           156                6.31641
           157                6.32163
           158                6.32992
           159                6.33969
           160                6.34378
           161                6.35116
           162                6.35682
           163                6.35848
           164                6.36246
           165                6.36451
           166                6.36618
           167                6.36576
           168                6.36656
           169                6.36731
           170                6.37465
           171                 6.3819
           172                6.38285
           173                6.38663
           174                 6.3872
           175                6.38452
           176                6.38369
           177                6.37991
           178                6.37239
           179                6.36576
           180                6.35769
           181                6.35056
           182                6.34907
           183                 6.3485
           184                  6.345
           185                6.34521
           186                 6.3408
           187                6.33861
           188                6.33835
           189                6.33295
           190                6.33194
           191                6.32947
           192                6.32472
           193                6.32264
           194                6.31968
           195                6.31495
           196                 6.3108
           197                6.30809
           198                6.30399
           199                6.29829
           200                6.29622
           201                6.29008
           202                 6.2866
           203                 6.2817
           204                6.27619
           205                6.27252
           206                6.26496
           207                6.26069
           208                6.25499
           209                6.24824
           210                 6.2435
           211                  6.236
           212                 6.2316
           213                6.22468
           214                6.21953
           215                6.21015
           216                6.20512
           217                6.19841
           218                6.18964
           219                6.18471
           220                6.17392
           221                 6.1677
           222                6.16121
           223                6.15062
           224                6.14356
           225                6.13608
           226                6.12856
           227                6.11842
           228                6.11086
           229                6.10181
           230                6.09224
           231                6.08425
           232                6.07232
           233                6.06463
           234                6.05513
           235                6.04341
           236                6.03525
           237                6.02526
           238                6.01343
           239                 6.0038
           240                5.99399
           241                5.98137
           242                5.96951
           243                5.95845
           244                5.94532
           245                5.93565
           246                5.92227
           247                5.91148
           248                5.90245
           249                5.89163
           250                5.88071
           251                5.87065
           252                5.86109
           253                5.85111
           254                5.84197
           255                5.83051
           256                5.82177
           257                5.81417
           258                5.80429
           259                5.79518
           260                5.78911
           261                5.77859
           262                5.77225
           263                5.76466
           264                5.75569
           265                5.74935
           266                5.74205
           267                5.73462
           268                5.72796
           269                5.72185
           270                5.71538
           271                5.70806
           272                5.70401
           273                5.69689
           274                5.69233
           275                5.68688
           276                5.68129
           277                5.67752
           278                5.67055
           279                5.66751
           280                5.66348
           281                5.65802
           282                5.65505
           283                5.65127
           284                5.64693
           285                5.64417
           286                5.64189
           287                5.63766
           288                5.63588
           289                5.63333
           290                 5.6306
           291                5.62976
           292                5.62568
           293                5.62537
           294                5.62428
           295                5.62128
           296                5.62113
           297                5.62027
           298                5.62003
           299                5.61912
           300                5.62016
           301                5.61473
           302                 5.6079
           303                 5.6013
           304                 5.5928
           305                5.58675
           306                5.57975
           307                5.57195
           308                5.56689
           309                5.56068
           310                5.55314
           311                5.54766
           312                5.54246
           313                5.53572
           314                5.53018
           315                5.52512
           316                5.51937
           317                 5.5153
           318                5.50853
           319                5.50357
           320                5.50028
           321                5.49565
           322                5.49084
           323                5.48667
           324                5.48301
           325                5.47902
           326                5.47555
           327                5.47069
           328                5.46777
           329                5.46525
           330                5.46123
           331                5.45793
           332                5.45634
           333                5.45243
           334                5.45078
           335                5.44838
           336                5.44576
           337                5.44488
           338                5.44094
           339                5.44049
           340                5.43928
           341                5.43663
           342                 5.4362
           343                 5.4339
           344                 5.4342
           345                5.43299
           346                5.43355
           347                5.43101
           348                5.43192
           349                5.43214
           350                 5.4309
           351                5.43185
           352                5.43214
           353                5.43218
           354                5.43404
           355                5.43276
           356                5.43403
           357                5.43547
           358                5.43753
           359                5.43768
           360                5.44001
           361                5.43902

                                                           First Principal Writedown              0% Yield
---------------------------------------------------------------------------------------------------------------------
AF4        CDR (%)                                                                  3.93                        9.93
           Yield (%)                                                              6.0378                      0.0067
           WAL                                                                      9.31                       22.53
           Modified Duration                                                       6.726                       6.707
           Principal Window                                                Dec09 - Jun33               Apr10 - Oct15
           Principal Writedown                                          24,715.75 (0.05%)      32,456,320.02 (71.44%)
           Total Collat Loss (Collat Maturity)                      21,236,192.88 (7.35%)      45,006,141.08 (15.57%)
---------------------------------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Excess Spread Table to call
Run using 1 month Libor Forward Curve, 100 PPC, to call,

---------------------------------------
         Period          Excess Spread
              1                2.3030%
              2                2.1716%
              3                2.1251%
              4                2.1150%
              5                2.0576%
              6                2.0172%
              7                2.0270%
              8                1.9276%
              9                1.8964%
             10                1.8321%
             11                1.7973%
             12                1.7327%
             13                1.6814%
             14                1.6409%
             15                1.5758%
             16                1.5312%
             17                1.4657%
             18                1.4090%
             19                1.3722%
             20                1.2921%
             21                1.2368%
             22                1.1703%
             23                1.1103%
             24                1.0434%
             25                0.9780%
             26                0.9338%
             27                0.9206%
             28                0.9072%
             29                0.8934%
             30                0.8794%
             31                0.8651%
             32                0.8505%
             33                0.8356%
             34                0.8204%
             35                0.8048%
             36                0.7890%
             37                0.7728%
             38                0.7600%
             39                0.7474%
             40                0.7346%
             41                0.7216%
             42                0.7083%
             43                0.6947%
             44                0.6808%
             45                0.6667%
             46                0.6523%
             47                0.6376%
             48                0.6226%
             49                0.6073%
             50                0.5917%
             51                0.5757%
             52                0.5668%
             53                0.5615%
             54                0.5561%
             55                0.5505%
             56                0.5448%
             57                0.5391%
             58                0.5331%
             59                0.5271%
             60                0.5209%
             61                0.5146%
             62                0.5081%
             63                0.5014%
             64                0.4946%
             65                0.4877%
             66                0.4806%
             67                0.4734%
             68                0.4660%
             69                0.4584%
             70                0.4507%
             71                0.4428%
             72                0.4347%
             73                0.4371%
             74                0.4398%
             75                0.4426%
             76                0.4455%
             77                0.4484%
             78                0.4514%
             79                0.4545%
             80                0.4576%
             81                0.4608%
             82                0.4641%
             83                0.4674%
             84                0.4708%
             85                0.4743%
             86                0.4683%
             87                0.4628%
             88                0.4577%
             89                0.4530%
             90                0.4487%
             91                0.4449%
             92                0.4414%
             93                0.4384%
             94                0.4357%
             95                0.4333%
             96                0.4314%
             97                0.4298%
             98                0.4285%
             99                0.4276%
            100                0.4270%
            101                0.4267%
            102                0.4267%
            103                0.4271%
            104                0.4277%
            105                0.4287%
            106                0.4299%
            107                0.4314%
            108                0.4333%
            109                0.4355%
            110                0.4379%
            111                0.4407%
            112                0.4437%
            113                0.4470%
            114                0.4505%
            115                0.4544%
            116                0.4585%
---------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.